POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, ERIC KANE, BRIAN CURLEY and JAMES ASH as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 2015.

/s/ James U. Jensen

James U. Jensen

Trustee

STATE OF Tennessee )

) ss:

COUNTY OF Sumner )

Before me, a Notary Public, in and for said county and state, personally appeared James U. Jensen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of February, 2015.

/s/ Bettina Beate Drury

Notary Public

My commission expires: March 26, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, ERIC KANE, BRIAN CURLEY and JAMES ASH as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 2015.

/s/ Anthony M. Payne

Anthony M. Payne

Trustee

STATE OF Tennessee )

) ss:

COUNTY OF Bettina )

Before me, a Notary Public, in and for said county and state, personally appeared Anthony M. Payne, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of February, 2015.

/s/ Bettina Beate Drury

Notary Public

My commission expires: March 26, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, ERIC KANE, BRIAN CURLEY and JAMES ASH as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 2015.

/s/ John V. Palancia

John V. Palancia

Trustee

STATE OF Tennessee )

) ss:

COUNTY OF Bettina )

Before me, a Notary Public, in and for said county and state, personally appeared John V. Palancia, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of February, 2015.

/s/ Bettina Beate Drury

Notary Public

My commission expires: March 26, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, ERIC KANE, BRIAN CURLEY and JAMES ASH as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 2015.

/s/ Mark H. Taylor

Mark H. Taylor

Trustee

STATE OF Tennessee )

) ss:

COUNTY OF Sumner )

Before me, a Notary Public, in and for said county and state, personally appeared Mark H. Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of February, 2015.

/s/ Bettina Beate Drury

Notary Public

My commission expires: March 26, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, ERIC KANE, BRIAN CURLEY and JAMES ASH as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 2015.

/s/ Jeffery D. Young

Jeffery D. Young

Trustee

STATE OF Tennessee )

) ss:

COUNTY OF Sumner )

Before me, a Notary Public, in and for said county and state, personally appeared Jeffery D. Young, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of February, 2015.

/s/ Bettina Beate Drury

Notary Public

My commission expires: March 26, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, ERIC KANE, BRIAN CURLEY and JAMES ASH as attorneys for her and in her name, place and stead, and in her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 2015.

/s/ Patricia Luscombe

Patricia Luscombe

Trustee

STATE OF Tennessee )

) ss:

COUNTY OF Sumner )

Before me, a Notary Public, in and for said county and state, personally appeared Patricia Luscombe, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of February, 2015.

/s/ Bettina Beate Drury

Notary Public

My commission expires: March 26, 2017